SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 3, 2003

                            SECURITY BIOMETRICS, INC.
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)



     Nevada                         0-30711                  98-0209119
----------------------------        --------------           -------------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)



   1410-1030 West Georgia Street, Vancouver, British Columbia, Canada V6E 2Y3
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (604) 609-7749


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM  6.  RESIGNATION  OF  REGISTRANT'S  CHIEF  FINANCIAL  OFFICER

David Alexander resigned as CFO of the registrant as of March 3, 2003, as per attached letter. Wayne A. Taylor has accepted the role of CFO.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial  Statement

     Not  applicable.

     (b)  Pro  Forma  Financial  Information

     Not  applicable.

     (c)  Exhibits.

     99  Letter  of  resignation  of  David  Alexander



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SECURITY BIOMETRICS, INC.


Dated:  March  3,  2003                    By:     /s/  Wayne  Taylor
Vancouver,  British  Columbia              -----------------------------
Canada                                     Wayne Taylor
                                           Chief  Financial  Officer


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